Sales and other operating revenues	12 Months Ended
Dec. 31, 2021
Revenue [abstract]
Sales and other operating revenues	Sales and other operating revenues

			$ million
	2021	2020	2019
Crude oil	5,483	5,048	9,141
Oil products	101,418	63,564	102,408
Natural gas, LNG and NGLs	24,378	10,762	15,156
Non-oil products and other revenues from contracts with customers	6,082	9,779	10,838
Revenue from contracts with customers	137,361	89,153	137,543
Other operating revenues[a]	20,378	16,791	21,764
Total sales and other operating revenues	157,739	105,944	159,307
[a] Principally relates to commodity derivative transactions.

2020 and 2019 amounts have been restated as a result of changes to the presentation of revenues and purchases relating to physically settled derivative contracts effective 1 January 2021. See Note 1 - Voluntary change in accounting policy - Net presentation of revenues and purchases relating to physically settled derivative contracts.
An analysis of third-party sales and other operating revenues by segment and region is provided in Note 4.
The group’s sales to customers of crude oil and oil products were substantially all made by the customers & products segment. The group’s sales to customers of natural gas, LNG and NGLs were made by the gas & low carbon energy segment. A significant majority of the group’s sales of non-oil products and other revenues from contracts with customers were made by the customers & products segment.